EXHIBIT 10.7

                               AMENDMENT AGREEMENT

                  This AMENDMENT AGREEMENT (this "Agreement"), dated as of September 10, 2003 (this "Agreement"), by and between Reckson Associates Realty Corp., a Maryland corporation (the "Company"), and Scott Rechler (the "Executive").

                  WHEREAS, the Company and the Executive are currently parties to an amended and restated Employment Agreement and Noncompetition Agreement, dated August 15, 2000 (the "Employment Agreement");

         WHEREAS, pursuant to (i) the Redemption Agreement (the "Redemption Agreement"), dated September 10, 2003, by and between ROP and Reckson FS Limited Partnership ("Reckson FS") as transferor and Rechler Equity Partners I LLC ("RALI I") as transferee, and (ii) the Property Sale Agreement (the "Property Sale Agreement," and together with the Redemption Agreement, the "Purchase Agreements"), dated September 10, 2003, by and between ROP and Reckson FS as seller and Rechler Equity Partners II LLC ("RALI II," and together with RALI I, the "RALI Entities") as purchaser, the RALI Entities will acquire certain properties currently owned by ROP and/or its subsidiaries (the "Properties"); and

                  WHEREAS, in connection with the transactions contemplated by the Purchase Agreements, the Company and the Executive desire to amend the terms of the noncompetition covenant contain in the Employment Agreement.

                  NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the Executive, the Company and the Executive hereby covenant and agree as follows:

1.       Section 8(d) of the Employment Agreement is hereby renumbered to
         Section 8(f) and the following new sections 8(d) and (e) are hereby added to the Employment Agreement:

         "(d) Notwithstanding anything contained herein to the contrary, Executive is not prohibited by this Section 8 from holding an ownership interest, in any form, directly or indirectly, in either of the RALI Entities, their respective affiliates or any other entity in which one or more members of the Rechler family, directly or indirectly, in the aggregate, hold a majority ownership interest, in each case, so long as Executive does not exercise any rights to actively manage or actively operate the business of any such entity; provided, however, that this Section 8(d) shall not allow Executive, through any ownership interest permitted by this Section 8(d), to maintain any economic interest in any office property in any of the submarkets throughout the tri-state metropolitan area of New York, New Jersey and Connecticut.

         (e) The Company hereby waives any policy that would in any way restrict the Executive's ability to hold an ownership interest in either or the RALI Entities, any of their respective affiliates, or any other entity in which any member of the Rechler family, directly or indirectly, in the aggregate, hold a majority ownership interest, so long as Executive does not exercise any rights to actively manage or actively operate the business of any such entity, so long as Executive, through any

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                  ownership interest permitted by this Section 8(e), does not maintain any economic interest in any office property in any of the submarkets throughout the tri-state metropolitan area of New York, New Jersey and Connecticut; provided, however, that nothing herein shall modify the Executive's fiduciary duties as an officer and director of the Company."



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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                           RECKSON ASSOCIATES REALTY CORP.

                                           By: /s/ JASON M. BARNETT
                                              -----------------------------
                                              Name: Jason M. Barnett
                                              Title: Executive Vice President


                                           EXECUTIVE

                                           /s/ Scott Rechler
                                           -------------------------------
                                           Scott Rechler